UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2022 (May 31, 2022)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite 160, Phoenix, AZ 85014

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.01 per share	SCCO	New York Stock Exchange Lima Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On May 27, 2022, Southern Copper Corporation, (the “Corporation”) held its 2022 Annual Meeting of Stockholders. The total outstanding voting securities eligible to vote were 773,090,069 shares of Common Stock. 746,492,429 shares, constituting approximately 96.56% of the total outstanding shares eligible to vote at the meeting, were voted.  The stockholders were asked to take the following actions:

1.	To elect our nine directors, who will serve until the 2023 annual meeting.

2.	To approve an amendment to the Company’s Directors' Stock Award Plan to extend the term of the plan for five years.

3.	To ratify the selection by the Audit Committee of the Board of Directors of Galaz,Yamazaki, Ruiz Urquiza S.C., a member firm of Deloitte Touche Tohmatsu Limited, as our independent accountants for calendar year 2022.

4.	To approve, by non-binding advisory vote, our executive compensation.

5.	To vote on a shareholder proposal as described in the Proxy Statement dated April 14, 2022, if properly presented at the meeting.

PROPOSAL 1 — ELECTION OF DIRECTORS

The results of the vote were as follows:

	Number of Shares
Name	For	Withheld	Broker Non-Votes
Germán Larrea Mota-Velasco	699,267,850	32,448,405	14,776,173
Oscar González Rocha	699,556,369	32,159,886	14,776,173
Vicente Ariztegui Andreve	728,943,020	2,773,235	14,776,173
Enrique Castillo Sánchez Mejorada	724,917,231	6,799,024	14,776,173
Leonardo Contreras Lerdo de Tejada	720,452,608	11,263,648	14,776,173
Xavier García de Quevedo Topete	697,472,322	34,243,933	14,776,173
Luis Miguel Palomino Bonilla	700,109,222	31,607,033	14,776,173
Gilberto Perezalonso Cifuentes	727,692,739	4,023,516	14,776,173
Carlos Ruiz Sacristán	700,151,778	31,560,190	14,776,173

PROPOSAL 2 – APPROVAL OF THE AMENDMENT TO THE COMPANY’S DIRECTORS’ STOCK AWARD PLAN TO EXTEND THE TERM OF THE PLAN FOR FIVE YEARS

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor	Against	Abstain	Broker Non-Votes
729,632,094	1,521,921	562,240	14,776,173

PROPOSAL 3 — APPROVAL OF THE APPOINTMENT OF THE CORPORATION’S INDEPENDENT PUBLIC ACCOUNTANTS

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor	Against	Abstain	Broker Non-Votes
743,530,774	2,640,495	321,158	0

PROPOSAL 4 — APPROVAL, BY NON-BINDING VOTE, OF THE CORPORATION’S EXECUTIVE COMPENSATION

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor	Against	Abstain	Broker Non-Votes
723,496,660	7,664,236	555,359	14,776,173

PROPOSAL 5 —VOTE ON A SHAREHOLDER PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT DATED APRIL 14, 2022 IF PROPERLY PRESENTED AT THE MEETING

Number of Votes (1 vote per share)
In Favor	Against	Abstain	Broker Non-Votes
33,546,139	697,579,457	590,659	14,776,173

ITEM 9.01        Financial Statements and Exhibits

(d)              Exhibits:

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

INDEX TO EXHIBITS

Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Andres C. Ferrero
Name:	Andres C. Ferrero
Title:	General Counsel

Date:  May 31, 2022

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